SUPPLEMENT TO THE PROSPECTUS OF
                             EVERGREEN UTILITY FUND



         Effective January 1, 2001, the Evergreen Utility Fund will change its name to Evergreen Utility and Telecommunications Fund.




January 1, 2001                                                  556862   1/01